Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date of  02/17/98
Collection Period ending 01/30/98

A.               Original Deal Parameter Inputs
-----------------------------------------------------------------------------------------------------------------------------------
(A)              Closing Date of the Transaction                                                                           12/23/97
(B)              Initial Pool Balance                                                                               $132,290,934.46
(C)              Initial Class A-1 Note Balance                                                                      $20,000,000.00
(D)              Initial Class A-2 Note Balance                                                                      $31,000,000.00
(E)              Initial Class A-3 Note Balance                                                                      $29,000,000.00
(F)              Initial Class A-4 Note Balance                                                                      $16,192,000.00
(G)              Initial Certificate Balance                                                                         $36,098,934.46
(H)              Class A-1 Rate                                                                                            5.85625%
(I)              Class A-2 Rate                                                                                            6.19000%
(J)              Class A-3 Rate                                                                                            6.22000%
(K)              Class A-4 Rate                                                                                            6.26000%
(L)              Pass-Through Rate                                                                                         6.26000%
(M)              Servicing Fee Rate                                                                                           2.50%
(N)              Security Insurer's Premium                                                                                   0.45%
(O)              Trust Collateral Agent Rate                                                                                  0.02%
(P)              Original Weighted Average Coupon (WAC)                                                                      18.58%
(Q)              Original Weighted Average Remaining Term (WAM)                                                                  46
(R)              Number of Contracts                                                                                         11,438
(S)              Spread Account
                 (i)    Spread Account Initial Deposit Percentage                                                             4.00%
                 (ii)   Spread Account Initial Deposit in Cash                                                        $5,679,452.00

B.               Inputs from Previous Monthly Servicer Reports
-----------------------------------------------------------------------------------------------------------------------------------
(A)              Trust Receivables
                 (i)    Pool Balance                                                                                $129,082,660.90
                 (ii)   Pool Factor                                                                                       0.9757483
(B)              Class A-1 Notes
                 (i)    Pool Balance                                                                                 $17,674,001.67
                 (ii)   Pool Factor                                                                                       0.8837001
(C)              Class A-2 Notes
                 (i)    Pool Balance                                                                                 $31,000,000.00
                 (ii)   Pool Factor                                                                                       1.0000000
(D)              Class A-3 Notes
                 (i)    Pool Balance                                                                                 $29,000,000.00
                 (ii)   Pool Factor                                                                                       1.0000000
(E)              Class A-4 Notes
                 (i)    Pool Balance                                                                                 $16,192,000.00
                 (ii)   Pool Factor                                                                                       1.0000000
(F)              Certificates
                 (i)    Pool Balance                                                                                 $36,098,934.46
                 (ii)   Pool Factor                                                                                       1.0000000
(G)              Carryover Shortfall
                 (i)    Class A-1 Interest Carryover Shortfall                                                                $0.00
                 (ii)   Class A-1 Principal Carryover Shortfall                                                               $0.00
                 (iii)  Class A-2 Interest Carryover Shortfall                                                                $0.00
                 (iv)   Class A-2 Principal Carryover Shortfall                                                               $0.00
                 (v)    Class A-3 Interest Carryover Shortfall                                                                $0.00
                 (vi)   Class A-3 Principal Carryover Shortfall                                                               $0.00
                 (vii)  Class A-4 Interest Carryover Shortfall                                                                $0.00
                 (viii) Class A-4 Principal Carryover Shortfall                                                               $0.00
                 (ix)   Certificate Interest Carryover Shortfall                                                        $144,375.68
                 (x)    Certificate Principal Carryover Shortfall                                                       $882,275.23
(H)              Spread Account Balance                                                                               $7,929,179.77
(I)              Unpaid Balance of Prior Draws Owed to Surety Provider                                                        $0.00
(J)              Delinquency Ratio Test
                 (i)    Second Preceding Monthly Period                                                                       0.00%
                 (ii)   Preceding Monthly Period                                                                              5.42%
(K)              Default Rate Test
                 (i)    Second Preceding Monthly Period                                                                       0.00%
                 (ii)   Preceding Monthly Period                                                                              1.20%
(L)              Net Loss Rate Test
                 (i)    Second Preceding Monthly Period                                                                       0.00%
                 (ii)   Preceding Monthly Period                                                                              0.25%
(M)              Weighted Average Coupon of Remaining Portfolio (WAC)                                                        18.60%
(N)              Weighted Average Remaining Term of Remaining Portfolio (WAM)                                                    46
(O)              Number of Contracts                                                                                         11,316


Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date of  02/17/98
Collection Period ending 01/30/98

C.               Inputs from the System
-----------------------------------------------------------------------------------------------------------------------------------
(A)              Trust Receivables
                 (i)    Principal Payments Received                                                                   $3,177,862.27
                 (ii)   Interest Payments Received                                                                    $2,084,179.83
                 (iii)  Cram Down Losses                                                                                      $0.00
                 (iv)   Late Fees                                                                                        $16,191.18
                 (v)    Mandatory Redemption                                                                                  $0.00
                 (vi)   Other Fees                                                                                       $15,019.85
                 (vii)  Other  Funds Collected                                                                           $25,078.19
(B)              Liquidated Receivables
                 (i)    Principal Balance of Liquidated Receivables                                                      $95,173.67
                 (ii)   Interest Due and Unpaid on the Liquidated Receivables                                                  0.00
                 (iii)  Number of Liquidated Receivables                                                                         11
(C)              Liquidation Proceeds
                 (i)    Allocated to Interest                                                                             $2,002.57
                 (ii)   Allocated to Principal                                                                           $20,927.64
                 (iii)  Allocated to Fees                                                                                   $135.31
(D)              Recoveries                                                                                              $65,458.15
(E)              Purchased Receivables
                 (i)    Principal Portion of the Purchase Amount                                                              $0.00
                 (ii)   Interest Portion of the Purchase Amount                                                               $0.00
                 (iii)  Number of Purchased Receivables                                                                           0
(F)              Adjustment to Prior Month Certificate                                                                        $0.00
(G)              Floating Rate Interest Accrual Period                                                                           33
(H)              Fixed Rate Interest Accrual Period                                                                              30
(I)              Weighted Average Coupon of Remaining Portfolio (WAC)                                                        18.60%
(J)              Weighted Average Remaining Maturity of Remaining Portfolio (WAM)                                             45.45
(K)              Remaining Number of Contracts                                                                               11,186
(L)              Defaulted Receivables
                 (i)    Principal Amount of Defaulted Receivables                                                       $662,275.89
                 (ii)   Number of Defaulted Receivables                                                                          48
(M)              31 Days or More Delinquent Purchased Receivables                                                             $0.00
(N)              Delinquent Receivables                                                                    Contracts         Amount
                                                                                                          --------------------------
                 (i)    30-59 Days Delinquent                                                                483      $5,975,567.69
                 (ii)   60-89 Days Delinquent                                                                133      $1,589,571.56
                 (iii)  90 Days or More Delinquent                                                             0              $0.00
(O)              Owner Trustee and Indenture Trustee Fee not Paid by Servicer **                                            $208.33
(P)              Occurrence of an Event of Default                                                                               NO
(Q)              Occurrence of an Insurance Event of Default                                                                     NO
(R)              Principal Balance of Loans Extended During the Period                                                   263,307.55
(S)              Number of Accounts Extended During the Period                                                                   23



Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date of  02/17/98
Collection Period ending 01/30/98


I.               Total Distribution Amount
-----------------------------------------------------------------------------------------------------------------------------------
(A)              Regular Principal Distribution Amount                                                                $3,293,963.58
(B)              Realized Losses                                                                                         $95,173.67
(C)              Interest Distribution Amount                                                                         $2,151,640.55
(D)              Fees Collected                                                                                          $56,424.53
(E)              Investment Earnings on Collection Account                                                                $8,662.27
(F)              Total Distribution Amount                                                                            $5,415,517.26

II.              Draw on Credit Enhancements
-----------------------------------------------------------------------------------------------------------------------------------
(A)              Withdrawals from Spread Account                                                                              $0.00
(B)              Draw on the Insurance Policy                                                                                 $0.00
(C)              Total Draw on Credit Enhancement                                                                             $0.00

III.             Monthly Distributions & Direction to Trustee
------------------------------------------------------------------------------------------------------------------------------------
(A)              Servicing Fees                                                                                         $308,930.82
                        Base Servicing Fee                                              $268,922.21
                        Supplemental Servicing Fee                                       $40,008.61
(B)              Fees Paid to Trust Collateral Agent                                                                       2,151.38
(C)              Fees Paid to Owner Trustee                                                                                 $208.33
(D)              Class A-1 Interest Distributable Amount                                                                 $94,878.09
(E)              Class A-2 Interest Distributable Amount                                                                $159,908.33
(F)              Class A-3 Interest Distributable Amount                                                                $150,316.67
(G)              Class A-4 Interest Distributable Amount                                                                 $84,468.27
(H)              Class A-1 Monthly Principal Distributable Amount:                                                    $2,388,123.60
(I)              Class A-2 Monthly Principal Distributable Amount:                                                            $0.00
(J)              Class A-3 Monthly Principal Distributable Amount:                                                            $0.00
(K)              Class A-4 Monthly Principal Distributable Amount:                                                            $0.00
(L)              Certificateholders' Interest Distributable Amount:                                                           $0.00
(M)              Certificateholders' Principal Distributable Amount                                                           $0.00
(N)              Monthly Security Insurer's Premium                                                                      $33,431.95
(O)              Monthly Security Insurer's Premium Supplement                                                                $0.00
(P)              Unreimbursed prior draws on the Insurance Policy                                                             $0.00
(Q)              Deposits into the Spread Account                                                                     $2,193,099.82
(R)              Withdrawls from the Spread Account                                                                           $0.00
(S)              All remaining amount to the Collateral Agent                                                                 $0.00

IV.              Carryover Shortfall Accounts
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         BOP                            EOP
(A)              Class A-1 Interest Carryover Shortfall                                      $0.00                            $0.00
(B)              Class A-1 Principal Carryover Shortfall                                     $0.00                            $0.00
(C)              Class A-2 Interest Carryover Shortfall                                      $0.00                            $0.00
(D)              Class A-2 Principal Carryover Shortfall                                     $0.00                            $0.00
(E)              Class A-3 Interest Carryover Shortfall                                      $0.00                            $0.00
(F)              Class A-3 Principal Carryover Shortfall                                     $0.00                            $0.00
(G)              Class A-4 Interest Carryover Shortfall                                      $0.00                            $0.00
(H)              Class A-4 Principal Carryover Shortfall                                     $0.00                            $0.00
(I)              Certificate Interest Carryover Shortfall                              $144,375.68                      $333,444.95
(J)              Certificate Principal Carryover Shortfall                             $882,275.23                    $1,788,115.21

V.               Pool Balance and Portfolio Information
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         BOP                            EOP
(A)              Pool Balance                                                      $129,082,660.90                  $125,788,697.32
(B)              Pool Factor                                                             0.9757483                        0.9508490
(C)              Balance of the Class A-1 Notes                                     $17,674,001.67                   $15,285,878.07
(D)              Note Pool Factor of Class A-1 Notes                                     0.8837001                        0.7642939
(E)              Balance of the Class A-2 Notes                                     $31,000,000.00                   $31,000,000.00
(F)              Note Pool Factor of Class A-2 Notes                                     1.0000000                        1.0000000
(G)              Balance of the Class A-3 Notes                                     $29,000,000.00                   $29,000,000.00
(H)              Note Pool Factor of Class A-3 Notes                                     1.0000000                        1.0000000
(I)              Balance of the Class A-4 Notes                                     $16,192,000.00                   $16,192,000.00
(J)              Note Pool Factor of Class A-4 Notes                                     1.0000000                        1.0000000
(K)              Certificate Balance                                                $36,098,934.46                   $36,098,934.46
(L)              Certificate Pool Factor                                                 1.0000000                        1.0000000


                        Wilmington Trust fee of $2,500 annually
                      *  Used 10% in calculation s/b 27.5% -corrected on 01/23/98


Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date of  02/17/98
Collection Period ending 01/30/98

VI.              Spread Account Information
-----------------------------------------------------------------------------------------------------------------------------------
(A)              Beginning Balance                                                                                    $7,929,179.77
(B)              Required Spread Account Balance (Requisite Amount)                                                  $12,578,869.73
(C)              Deposit into Spread Account                                                                          $2,193,099.82
(D)              Investment Earnings on Spread Account                                                                   $29,797.92
(E)              Spread Account Released to Collection Account                                                                $0.00
(F)              Spread Account Released to Depositor                                                                         $0.00
(G)              Ending Balance                                                                                      $10,152,077.51

VII.             Unreimbursed Draws on the Insurance Policy
------------------------------------------------------------------------------------------------------------------------------------
(A)              Beginning Balance                                                                                            $0.00
(B)              Reimbursement of Prior Draws                                                                                 $0.00
(C)              Current Unpaid Insurance Premium                                                                             $0.00
(D)              Additional Draws on the Insurance Policy                                                                     $0.00
(E)              Ending Balance                                                                                               $0.00

VIII.            Portfolio Performance Tests
------------------------------------------------------------------------------------------------------------------------------------
(A)              Delinquency Ratio
                    (i) Second Preceding Monthly Period                                                                       0.00%
                   (ii) Preceding Monthly Period                                                                              5.42%
                  (iii) Current Monthly Period                                                                                6.01%
                   (iv) 3 Month Rolling Average                                                                               5.72%
                    (v) Delinquency Trigger Indicator                                                                            NO
(B)              Default Rate
                    (i) Second Preceding Monthly Period                                                                       0.00%
                   (ii) Preceding Monthly Period                                                                              1.20%
                  (iii) Current Monthly Period                                                                                6.24%
                   (iv) 3 Month Rolling Average                                                                               3.72%
                    (v) Default Trigger Indicator                                                                                NO
(C)              Net Loss Rate
                    (i) Second Preceding Monthly Period                                                                       0.00%
                   (ii) Preceding Monthly Period                                                                              0.25%
                  (iii) Current Monthly Period                                                                                0.28%
                   (iv) 3 Month Rolling Average                                                                               0.26%
                    (v) Net Loss Trigger Indicator                                                                               NO
(D)              Trigger Event as of prior Determination Date cured as of this Determination Date                               N/A

IX.              Other Information
-----------------------------------------------------------------------------------------------------------------------------------
(A)              Servicing Fee due but unpaid                                                                                 $0.00
(B)              Aggregate Realized Losses for the second Preceding Period                                                    $0.00
(C)              Deficiency Claim determined                                                                                     NO
(D)              Listing of Warranty Receivables and Administrative Receivables                                                 N/A
(E)              Listing of Receivables which became Liquidated Receivables                                    under separate cover
(F)              Listing of Receivables which Paid in Full                                                     under separate cover


Date:         02/12/98
LSI FINANCIAL GROUP, as Subservicer

/s/ Thompson V.P
---------------------------------
Officer            Title

Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date of               02/17/98
Collection Period ending 01/30/98



Distribution Date                                                                                                          02/17/98

(1)         The amount of the distribution allocable to interest on the Class A-1 Notes
            (Per $1,000 of initial principal amount of Class A-1 Notes):                                                      $4.74

(2)         The amount of the Noteholders' Interest Carryover Shortfall allocable to the Class A-1 Notes
            (Per $1,000 of initial principal amount of Class A-1 Notes):                                                      $0.00

(3)         The amount of the distribution allocable to interest on the Class A-2 Notes
            (Per $1,000 of initial principal amount of Class A-2 Notes):                                                      $5.16

(4)         The amount of the Noteholders' Interest Carryover Shortfall allocable to the Class A-2 Notes
            (Per $1,000 of initial principal amount of Class A-2 Notes):                                                      $0.00

(5)         The amount of the distribution allocable to principal of the Class A-1 Notes
            (Per $1,000 of initial principal amount of Class A-1 Notes):                                                    $119.41

(6)         The amount of the Noteholders' Principal Carryover Shortfall allocable to the Class A-1 Notes
            (Per $1,000 of initial principal amount of Class A-1 Notes):                                                      $0.00

(7)         The amount of the distribution allocable to principal of the Class A-2 Notes
            (Per $1,000 of initial principal amount of Class A-2 Notes):                                                      $0.00

(8)         The amount of the Noteholders' Principal Carryover Shortfall allocable to the Class A-2 Notes
            (Per $1,000 of initial principal amount of Class A-2 Notes):                                                      $0.00

(9)         The amount of the distribution allocable to interest on the Certificates
            (Per $1,000 of initial principal amount of Certificates):                                                         $0.00

(10)        The amount of the Certificateholders' Interest Carryover Shortfall
            (Per $1,000 of initial principal amount of Certificates):                                                         $9.24

(11)        The amount of the distribution allocable to principal of the Certificates
            (Per $1,000 of initial principal amount of Certificates):                                                         $0.00

(12)        The amount of the Certificateholders' Principal Carryover Shortfall
            (Per $1,000 of initial principal amount of Certificates):                                                        $49.53

(13)        The amount, if any, of the distribution payable pursuant to a claim under the Policy
            (Per $1,000 of initial principal amount of Notes & Certificates):                                                 $0.00

(14)        The aggregate outstanding principal balance of Class A-1 Notes after giving effect to all
            payments reported under (3) above on such date:                                                          $15,285,878.07

(15)        The aggregate outstanding principal balance of Class A-2 Notes after giving effect to all
            payments reported under (4) above on such date:                                                          $31,000,000.00

(16)        The aggregate outstanding principal balance of Class A-3 Notes after giving effect to all
            payments reported under (4) above on such date:                                                          $29,000,000.00

(17)        The aggregate outstanding principal balance of Class A-4 Notes after giving effect to all
            payments reported under (4) above on such date:                                                          $16,192,000.00

(16)        The aggregate outstanding principal balance of Certificates after giving effect to all
            payments reported under (6) above on such date:                                                          $36,098,934.46

(17)        The Note Pool Factor for the Class A-1 Notes after giving effect to all payments reported
            under (3) above on such date:                                                                                 0.7642939

(18)        The Note Pool Factor for the Class A-2 Notes after giving effect to all payments reported
            under (4) above on such date:                                                                                 1.0000000

(18)        The Note Pool Factor for the Class A-3 Notes after giving effect to all payments reported
            under (4) above on such date:                                                                                 1.0000000

(18)        The Note Pool Factor for the Class A-4 Notes after giving effect to all payments reported
            under (4) above on such date:                                                                                 1.0000000

(19)        The Certificates Pool Factor for the Certificates after giving effect to all payments reported
            under (6) above on such date:                                                                                 1.0000000

(20)        The Pool Balance as of the close of business on the last day of the related Collection Period:          $125,788,697.32

(21)        The Pool Factor as of the close of business on the last day of the related Collection Period:                 0.9508490


(22)        The amount of the Servicing Fee and the amount of any fees paid to the Owner Trustee

            or the Indenture Trustee from monies on deposit in the Collection Account:                                  $309,139.15

(23)        The amount of the Servicing Fee paid and/or due but unpaid
            (Per $1,000 of initial Pool Balance):                                                                             $2.34


Advanta Auto Finance Corporation
Advanta Automobile Receivables Trust 1997-2
Monthly Servicing Report
Distribution Date of               02/17/98
Collection Period ending 01/30/98



(24)        The amount of any deposit to the Spread Account:                                                          $2,193,099.82

(25)        The amount and application of any funds withdrawn from the Spread Account:                                        $0.00

(26)        The amount on deposit in the Spread account (Cash & Receivables) after giving effect
            to all distributions to and withdrawals from the Spread Account on such date:                            $10,152,077.51

(27)        The amount of aggregate Realized Losses, if any, for the related Collection Period:                          $95,173.67

(28)        The amount of Cram Down Losses, if any, for the related Collection Period:                                        $0.00

(29)        The aggregate principal balance of all Receivables that became Liquidated Receivables
            during the related Collection Period:                                                                        $95,173.67

(30)        The aggregate principal balance of all Receivables that became Purchased Receivables
            during the related Collection Period:                                                                             $0.00

(31)        The aggregate Purchase Amounts for Receivables, if any, that were purchased during or with
            respect to such Collection Period:                                                                                $0.00

(32)        The aggregate principal balance of Receivables that are 31 to 59 days delinquent:                         $5,975,567.69

(33)        The aggregate principal balance of Receivables that are 60 to 89 days delinquent:                         $1,589,571.56

(34)        The aggregate principal balance of Receivables that are 90 days or more delinquent:                               $0.00

(35)        The Class A-1 Notes Interest Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                        $0.00

(36)        Change in the Class A-1 Notes Interest Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                             $0.00

(37)        The Class A-1 Notes Principal Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                        $0.00

(38)        Change in the Class A-1 Notes Principal Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                             $0.00

(39)        The Class A-2 Notes Interest Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                        $0.00

(40)        Change in the Class A-2 Notes Interest Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                             $0.00

(41)        The Class A-2 Notes Principal Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                        $0.00

(42)        Change in the Class A-2 Notes Principal Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                             $0.00

(43)        The Class A-3 Notes Interest Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                        $0.00

(44)        Change in the Class A-3 Notes Interest Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                             $0.00

(45)        The Class A-3 Notes Principal Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                        $0.00

(46)        Change in the Class A-3 Notes Principal Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                             $0.00

(47)        The Class A-4 Notes Interest Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                        $0.00

(48)        Change in the Class A-4 Notes Interest Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                             $0.00

(49)        The Class A-4 Notes Principal Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                        $0.00

(50)        Change in the Class A-4 Notes Principal Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                             $0.00

(43)        The Certificates Interest Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                  $333,444.95

(44)        Change in the Certificates Interest Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                     ($189,069.27)

(45)        The Certificates Principal Carryover Shortfall Balance, if any, after giving effect to payments
            on such Distribution Date:                                                                                $1,788,115.21

(46)        Change in the Certificates Principal Carryover Shortfall  Balance, if any, after giving effect
            to payment on such Distribution Date:                                                                     ($905,839.98)
